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EXHIBIT 10(c)

Consent of RP Financial, LC

February 7, 2002

        We consent to the inclusion in this Registration Statement on Form S-4 of Illini Corporation of our opinion to the Board of Directors of Illinois /Community Bancorp, Inc. as set forth in the Joint Proxy Statement/Prospectus, which is part of the Registration Statement, and to the reference to our firm and summarization of our opinion in the Joint Proxy Statement/Prospectus under the caption "Opinion of Independent Financial Advisor".

Sincerely,

RP FINANCIAL, LC

/s/ James P. Hennessey

James P. Hennessey
Senior Vice President

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EXHIBIT 10(c) Consent of RP Financial, LC